                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 12, 1997




                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (Exact name of Registrant as specified in its Charter)



           Texas                     1-13038                     52-1862813
  (State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

      777 Main Street, Suite 2100
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)


                                (817) 877-0477
             (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

        The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-38071), as amended, of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

         Exhibit No.                    Description
         -----------                    -----------
             1.01       Purchase Agreement, effective as of December 12, 1997,
                        by and among Crescent Real Estate Equities Company,
                        Crescent Real Estate Equities Limited Partnership,
                        Merrill Lynch International and Merrill Lynch,
                        Pierce, Fenner & Smith Incorporated

             1.02 Swap Agreement, effective as of December 12, 1997, by and between Crescent Real Estate Equities Company and
                        Merrill Lynch International

             4.01       Purchase Agreement (filed as Exhibit 1.01 to this
                        Form 8-K)

             4.02       Form of Common Share Certificate (filed as Exhibit 4.03
                        to the Registrant's Registration Statement on Form S-3
                        (File No. 333-21905) and incorporated herein by reference)

             5.01 Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Purnell Rain Harrell (A Professional
                        Corporation) regarding certain Texas franchise tax matters

            23.01 Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02       Consent of Locke Purnell Rain Harrell (A Professional
                        Corporation) (included in its opinion filed as Exhibit
                        8.02)

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 18, 1997             CRESCENT REAL ESTATE EQUITIES COMPANY



                                    By:  /s/ DALLAS E. LUCAS
                                         -----------------------
                                             Dallas E. Lucas
                                        Senior Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX

         Exhibit No.                    Description
         -----------                    -----------
             1.01       Purchase Agreement, effective as of December 12, 1997,
                        by and among Crescent Real Estate Equities Company,
                        Crescent Real Estate Equities Limited Partnership,
                        Merrill Lynch International and Merrill Lynch,
                        Pierce, Fenner & Smith Incorporated

             1.02 Swap Agreement, effective as of December 12, 1997, by and between Crescent Real Estate Equities Company and
                        Merrill Lynch International

             4.01       Purchase Agreement (filed as Exhibit 1.01 to this
                        Form 8-K)

             4.02       Form of Common Share Certificate (filed as Exhibit 4.03
                        to the Registrant's Registration Statement on Form S-3
                        (File No. 333-21905) and incorporated herein by reference)

             5.01 Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Purnell Rain Harrell (A Professional
                        Corporation) regarding certain Texas franchise tax matters

            23.01 Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02       Consent of Locke Purnell Rain Harrell (A Professional
                        Corporation) (included in its opinion filed as Exhibit
                        8.02)